                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Performance in Perspective.......................  4
Portfolio Management Review......................  5
Glossary of Terms................................  8
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 21
Report of Independent Accountants................ 29

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

January 20, 2000

Dear Shareholder:

    As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

    While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


[SIG]                                  [SIG]
Richard F. Powers, III                 Dennis J. McDonnell
Chairman                               President
Van Kampen Asset Management Inc.       Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

    The job market remained vibrant throughout the year, with more than 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

    Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Fourth Quarter 1999
[BAR GRAPH]

97Q3                                                                               4
97Q4                                                                             3.10
98Q1                                                                             6.70
98Q2                                                                             2.10
98Q3                                                                             3.80
98Q4                                                                             5.90
99Q1                                                                             3.70
99Q2                                                                             1.90
99Q3                                                                             5.70
99Q4                                                                             5.80

    Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1999

                             VAN KAMPEN HARBOR FUND

                                           A SHARES  B SHARES  C SHARES
 TOTAL RETURNS
One-year total return based on NAV(1)....    50.01%    49.02%    48.95%
One-year total return(2).................    41.35%    44.02%    47.95%
Five-year average annual total
return(2)................................    19.52%    19.87%    20.01%
Ten-year average annual total
return(2)................................    13.21%       N/A       N/A
Life-of-Fund average annual total
return(2)................................    10.58%    14.40%    14.67%
Commencement date........................  11/15/56  12/20/91  10/26/93

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares). If the sales charges were included, total return would be lower.

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. The Fund may invest up to 15% of the total assets in foreign securities which may subject the Fund to special risks including currency exchange rate fluctuations, and political and economic instability. In addition, the Fund is subject to other risks. These risks include, but are not limited to: market risk -- the possibility that the market values of securities owned by the Fund will decline; derivative investments risk -- a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index and involves risks different from investment in the underlying security; and manager risk -- management may not be successful in selecting the best performing securities and the Fund's performance may lag behind that of similar funds. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Debt securities acquired by the Fund are not subject to any ratings limitations and may include high-, medium-, lower- and non-rated debt securities. Lower-rated and comparable non-rated securities are regarded as speculative with respect to capacity to pay interest and repay principal.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges.

    The following graph compares your Fund's performance to that of the broad-based Russell 2000 Stock Index and the Lipper Convertible Securities Fund Index over time. These indices are statistical composites that do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of these indices. An investment cannot be made directly in an index.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Harbor Fund vs. the Russell 2000 Stock Index and the Lipper Convertible Securities Fund Index (December 31, 1989, through December 31,
    1999)
------------------------------
Fund's Total Return
1 Year Avg. Annual = 41.35%
5 Year Avg. Annual = 19.52%
10 Year Avg. Annual = 13.21%
Inception Avg. Annual = 10.58%
------------------------------
[INVESTMENT PERFORMANCE GRAPH]

                                                                                                    LIPPER CONVERTIBLE SECURITIES
                                             VAN KAMPEN HARBOR FUND     RUSSELL 2000 STOCK INDEX             FUND INDEX
                                             ----------------------     ------------------------    -----------------------------
Dec 1989                                               9424                       10000                         10000
                                                       9075                        9126                          9635
                                                       9115                        9410                          9742
                                                       9284                        9776                          9877
                                                       9060                        9457                          9695
                                                       9670                       10126                         10170
                                                       9687                       10146                         10191
                                                       9694                        9700                         10125
                                                       9207                        8408                          9597
                                                       8868                        7664                          9190
                                                       8769                        7196                          8927
                                                       9137                        7745                          9333
Dec 1990                                               9308                        8052                          9564
                                                       9560                        8781                          9939
                                                       9941                        9760                         10440
                                                      10108                       10447                         10592
                                                      10116                       10420                         10715
                                                      10284                       10917                         10964
                                                      10070                       10281                         10696
                                                      10419                       10642                         10951
                                                      10730                       11036                         11256
                                                      10746                       11122                         11311
                                                      10957                       11416                         11531
                                                      10799                       10888                         11239
Dec 1991                                              11456                       11760                         11867
                                                      11486                       12713                         12171
                                                      11609                       13084                         12390
                                                      11440                       12641                         12239
                                                      11456                       12198                         12278
                                                      11666                       12360                         12487
                                                      11486                       11776                         12358
                                                      11803                       12185                         12684
                                                      11747                       11841                         12615
                                                      11937                       12115                         12859
                                                      12025                       12500                         12981
                                                      12289                       13456                         13303
Dec 1992                                              12569                       13925                         13577
                                                      12863                       14396                         13882
                                                      12863                       14064                         13883
                                                      13244                       14520                         14337
                                                      13082                       14121                         14246
                                                      13390                       14746                         14565
                                                      13573                       14838                         14684
                                                      13521                       15043                         14773
                                                      13989                       15693                         15177
                                                      14120                       16136                         15289
                                                      14190                       16551                         15520
                                                      13927                       16007                         15381
Dec 1993                                              14274                       16554                         15591
                                                      14680                       17073                         15987
                                                      14453                       17011                         15850
                                                      13729                       16113                         15292
                                                      13575                       16209                         15098
                                                      13604                       16027                         15077
                                                      13331                       15482                         14951
                                                      13603                       15737                         15195
                                                      13886                       16614                         15625
                                                      13669                       16558                         15501
                                                      13699                       16493                         15472
                                                      13354                       15827                         15040
Dec 1994                                              13356                       16252                         15022
                                                      13588                       16047                         15161
                                                      13851                       16714                         15521
                                                      14049                       17002                         15880
                                                      14345                       17380                         16153
                                                      14682                       17679                         16503
                                                      14958                       18596                         16851
                                                      15474                       19667                         17357
                                                      15526                       20074                         17486
                                                      15835                       20433                         17751
                                                      15647                       19519                         17462
                                                      16127                       20339                         17986
Dec 1995                                              16357                       20876                         18187
                                                      16650                       20853                         18512
                                                      16813                       21503                         18799
                                                      16932                       21941                         18980
                                                      17199                       23114                         19422
                                                      17522                       24025                         19738
                                                      17354                       23038                         19477
                                                      16669                       21026                         18792
                                                      17186                       22247                         19458
                                                      17827                       23116                         20075
                                                      17907                       22760                         20170
                                                      18360                       23698                         20862
Dec 1996                                              18332                       24319                         20848
                                                      18965                       24805                         21473
                                                      18843                       24204                         21376
                                                      18206                       23061                         20955
                                                      18379                       23126                         21098
                                                      19305                       26698                         22102
                                                      19911                       26800                         22805
                                                      20906                       28047                         23858
                                                      20757                       28689                         23853
                                                      21816                       30788                         24925
                                                      21076                       29436                         24298
                                                      21189                       29246                         24219
Dec 1997                                              21432                       29757                         24371
                                                      21318                       29288                         24408
                                                      22499                       31453                         25479
                                                      23256                       32751                         26268
                                                      23271                       32932                         26390
                                                      22517                       31158                         25861
                                                      22739                       31224                         25760
                                                      22578                       28696                         25285
                                                      19115                       23124                         22343
                                                      19638                       24934                         22666
                                                      20671                       25950                         23310
                                                      21616                       27310                         24252
Dec 1998                                              23044                       29000                         25060
                                                      24146                       29385                         25875
                                                      22982                       27005                         24975
                                                      24303                       27427                         25549
                                                      25301                       29885                         26754
                                                      25000                       30321                         26866
                                                      26094                       31692                         27814
                                                      26014                       30823                         27569
                                                      25950                       29682                         27323
                                                      26041                       29688                         27069
                                                      27827                       29609                         27971
                                                      29855                       31589                         29374
Dec 1999                                              34569                       35164                         32150

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

                             VAN KAMPEN HARBOR FUND

We recently spoke with representatives of the adviser of the Van Kampen Harbor Fund about the key events and economic forces that shaped the markets during the past 12 months. The representatives include Christine Drusch, senior portfolio manager, who has been the Fund's lead manager since February 1998 (associate manager since 1991) and has worked in the investment industry since 1985. She is joined by Matthew Hart and David McLaughlin, portfolio managers, and Stephen L. Boyd, chief investment officer for equity investments. The following discussion reflects their views on the Fund's performance during the 12 months ended December 31, 1999.

   Q  WHAT MARKET FACTORS AFFECTED THE FUND DURING THE REPORTING PERIOD?

   A The Dow Jones Industrial Average--perhaps the country's most widely recognized stock market index--began the reporting period near 9200, crossing several key milestones in the first half of the year: 10,000 in
March and 11,000 in May. Major fluctuations followed, however, as the index nearly retreated below 10,000 in the difficult third quarter before once again lifting to a record high in December. While the Dow performed well overall during 1999, it was actually the technology-heavy NASDAQ stock index that stole the show, returning a phenomenal 86 percent for the year. However, these high returns helped to mask that not all securities shared in the good fortune--the indices were fueled by the outstanding performance of a relatively small group of investments.

   Q  GIVEN THIS ENVIRONMENT, WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

   A We consistently manage the Fund to seek current income, capital appreciation, and conservation of capital by investing primarily in convertible securities. In seeking to meet this objective, we continued to focus on growth companies and to diversify across market sectors. This approach helped the Fund's returns during the reporting period because of the outstanding performance of many growth investments in 1999.

    During the reporting period, the portfolio was weighted heavily in technology and communications-services--two of the market's fastest-growing areas. This concentration had an extremely favorable impact on the Fund's performance. Of course, there's no guarantee that the factors that contributed to this strong performance will continue to occur in the future.

    We also decided to decrease the Fund's exposure to companies in industries that have tended to perform poorly in an environment of rising interest rates, as we experienced in 1999. As a result, we minimized our investments in financial services, utilities, real estate, and transportation. This reduction was most significant with regard to electric utilities, in which the Fund had been heavily invested early in the reporting period. We opted to eliminate most of our holdings in this area because of poor recent performance and because we don't see an indication on the horizon that electric utilities will perform better.

   Q WHAT WERE SOME OF THE INVESTMENTS THAT HAD THE MOST POSITIVE EFFECT ON THE FUND'S RETURN?

   A The Fund benefited from its investments in companies we believe are positioned to gain from the exploding demand for wireless communications. The Fund was most helped by its holding in Qualcomm, which owns the patent on wireless CDMA technology, widely becoming the standard in U.S. cellular phones. Qualcomm's stock skyrocketed during the period, especially during the fourth quarter. Along similar lines, the Fund was helped by its significant weighting in Comverse Technology, which makes telecommunications systems such as voice-mail services; Omnipoint, a cellular-service provider; and LSI Logic, a maker of semiconductors used in wireless-communications devices.

    Internet companies were also big winners in 1999. During the first half of the reporting period, we avoided many "pure" Internet companies because we saw their valuations as extremely high and because sales-growth estimates were falling. As the reporting period went on, we started to increase the Fund's exposure to this area, focusing on high-quality companies whose sales and, possibly, earnings estimates again were rising. We remain concerned about Internet valuations, however, and are investing the Fund's assets in this area selectively. One extremely successful Internet company that met our criteria and helped the Fund's return was America Online, the leading Internet service provider.

    Other securities whose performance contributed greatly to our results were Conexant Systems (semiconductors), Veritas Software (maker of software for data storage), NTL (an integrated cable and telephone operator in the U.K.), and Home Depot (home products superstore). Not all securities in the Fund performed as favorably as these, nor is there any guarantee they will continue to do so. For additional Fund portfolio highlights, please refer to page 9.

   Q  WHICH INVESTMENTS HAD THE MOST NEGATIVE EFFECT ON THE FUND?

   A On the down side, Unisys, a major systems integrator for large businesses, saw its stock price plummet early in the fourth quarter after the company announced that revenue and earnings for the third quarter would be less than expected. Other securities whose performance hurt the Fund's return during 1999 were automotive-component manufacturer Tower Automotive, communications provider AT&T, home-building company Lennar, and holding company Roche Holdings.

   Q  HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

   A Thanks to successful security selection and the Fund's substantial weighting in technology and communications services, the Fund performed very well during the reporting period, with a 12-month total return of
50.01(1) (Class A shares at net asset
value) as of December 31, 1999. By comparison, the Russell 2000 Index returned
21.26 percent, and the Lipper Convertible Securities Fund Index, which more closely resembles the Fund, returned 28.30 percent. The unmanaged Russell 2000 Index reflects the average performance of small-cap stocks, and the Lipper Convertible Securities Fund Index represents the average performance of the 10 largest convertible securities funds.

    These indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of the indices. An investment cannot be made directly in an index. Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance doesn't guarantee future performance.

   Q  WHAT IS YOUR SIX-MONTH OUTLOOK FOR THE FUND?

   A Barring any unforeseen events, we envision continued worldwide economic health, low inflation, and strong earnings growth. Of course, our outlook may in part depend on the timing and frequency of Federal Reserve interest-rate changes. Although recent rate increases have had only a moderately negative effect on stock prices, an additional rate hike could have a more substantial impact. We're also keeping our eye on stock valuations, because the higher they get, the greater the negative impact on the Fund if investors were to lose their enthusiasm for growth stocks.

    We believe convertibles offer investors a less aggressive means of investing in growth companies--particularly in emerging industries such as Internet technology. Investing in this area of the market can be risky, and convertibles may enable investors to participate in potential market gains and income while enjoying the potential for reduced volatility. This can be an attractive feature in uncertain economic times.

                               GLOSSARY OF TERMS

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

CONVERTIBLE SECURITY: A security that can be exchanged for common stock at the option of the security holder for a specified price or rate. Examples include convertible bonds and convertible preferred stock.

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

EARNINGS ESTIMATES: A forecast for a company's net income during a given period.
    Earnings estimates can come from the company's management as well as from independent analysts.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                              PORTFOLIO HIGHLIGHTS

                             VAN KAMPEN HARBOR FUND
 TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1999*

COMVERSE TECHNOLOGY develops computer and telecommunications systems and software for multimedia communications and
information processing applications.........................   5.7%
QUALCOMM is a leading designer, developer, and manufacturer
of digital wireless communications products.................   5.3%
VERITAS SOFTWARE is a leading maker of software designed to
enhance electronic information storage......................   3.8%
HOME DEPOT operates retail stores that sell building
materials and home-improvement products.....................   3.7%
CONEXANT SYSTEMS supplies semiconductor products for a broad
range of communications applications........................   3.3%
LSI LOGIC designs, manufactures, and markets semiconductor
products and computer-storage systems solutions.............   3.0%
STMICROELECTRONICS manufactures a wide variety of
semiconductor devices.......................................   2.8%
OMNIPOINT is a wireless-communications service provider in
New England, the mid-Atlantic region, and South Florida.....   2.6%
NTL provides cable, Internet, and telecommunications
services to customers in the United Kingdom.................   2.1%
TELEFONOS DE MEXICO provides telecommunications services to
domestic and international telephone users in Mexico........   2.1%

 TOP FIVE PORTFOLIO INDUSTRIES*(1)
[BAR GRAPH]

                                                                     DECEMBER 31, 1999                  DECEMBER 31, 1998
                                                                     -----------------                  -----------------
Technology                                                                  57.0                               29.6
Utilities                                                                   13.3                               15.2
Consumer Services                                                            7.5                               10.0
Health Care                                                                  5.9                                9.0
Energy                                                                       6.4                                6.8

* As a percentage of long-term investments
(1) These sectors represent broad groupings of related industries.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          DOMESTIC CONVERTIBLE CORPORATE
          OBLIGATIONS**  51.4%
          CONSUMER DISTRIBUTION  1.2%
$ 5,901   AnnTaylor Stores Corp., 144A -
          Private Placement (a)................  0.550%      06/18/19    $  3,189,078
  3,390   Costco Wholesale Corp. ..............  *           08/19/17       3,610,350
                                                                         ------------
                                                                            6,799,428
                                                                         ------------
          CONSUMER NON-DURABLES  0.7%
  5,150   Loews Corp. (convertible into 79,185
          Diamond Offshore Drilling, Inc.
          common shares).......................  3.125       09/15/07       4,223,000
                                                                         ------------
          CONSUMER SERVICES  3.7%
  5,031   Etoys, Inc., 144A - Private Placement
          (a)..................................  6.250       12/01/04       3,075,199
  2,530   Interpublic Group of Companies, Inc.,
          144A - Private Placement (a).........  1.870       06/01/06       2,874,713
  5,800   Jacor Communications, Inc., LYON.....  *           02/09/18       3,900,500
  1,700   Omnicom Group, Inc...................  2.250       01/06/13       3,471,094
  1,250   Omnicom Group, Inc., 144A -
          Private Placement (a)................  4.250       01/03/07       3,981,250
  9,300   Times Mirror Co., LYON...............  *           04/15/17       4,545,375
                                                                         ------------
                                                                           21,848,131
                                                                         ------------
          ENERGY  1.4%
  4,207   Devon Energy Corp....................  4.950       08/15/08       4,122,860
  4,300   Kerr-McGee Corp. ....................  7.500       05/15/14       3,993,625
                                                                         ------------
                                                                            8,116,485
                                                                         ------------
          FINANCE  0.5%
  1,680   Checkfree Holdings Corp., 144A -
          Private Placement (a)................  6.500       12/01/06       2,675,400
                                                                         ------------
          HEALTHCARE  3.5%
  2,347   Alpharma, Inc., 144A - Private
          Placement (a)........................  3.000       06/01/06       2,528,892
  3,060   ALZA Corp............................  5.000       05/01/06       3,220,650
  5,080   Centocor, Inc........................  4.750       02/15/05       6,788,150
  2,750   Human Genome Sciences, Inc.,
          144A - Private Placement (a).........  5.000       12/15/06       3,313,750
  7,860   Roche Holdings, Inc., LYON, 144A -
          Private Placement (a)................  *           04/20/10       4,750,427
                                                                         ------------
                                                                           20,601,869
                                                                         ------------
          PRODUCER MANUFACTURING  0.4%
  2,102   Advanced Energy Industries, Inc......  5.250       11/15/06       2,511,890
                                                                         ------------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          TECHNOLOGY  36.6%
$ 5,520   Adaptec, Inc.........................  4.750%      02/01/04    $  5,996,100
 10,481   America Online, Inc..................  *           12/06/19       6,021,334
    765   America Online, Inc..................  4.000       11/15/02       8,865,814
  2,280   Automatic Data Processing, Inc.,
          LYON.................................  *           02/20/12       3,180,600
    555   Bea Systems, Inc.....................  4.000       06/15/05       2,947,050
  3,794   Bea Systems, Inc., 144A - Private
          Placement (a)........................  4.000       12/15/06       4,435,110
  1,260   Commscope, Inc., 144A - Private
          Placement (a)........................  4.000       12/15/06       1,352,686
  8,875   Comverse Technology Inc., 144A -
          Private Placement (a)................  4.500       07/01/05      30,274,844
  1,660   Conexant Systems, Inc................  4.250       05/01/06       4,870,025
  5,990   Conexant Systems, Inc.,
          144A - Private Placement (a).........  4.250       05/01/06      17,573,162
  3,877   Corecomm Limited Co., 144A - Private
          Placement (a)........................  6.000       10/01/06       6,067,505
  4,060   Cypress Semiconductor Corp...........  6.000       10/01/02       5,861,625
  1,480   DoubleClick, Inc., 144A - Private
          Placement (a)........................  4.750       03/15/06       4,599,100
  5,065   DSC Communications Corp..............  7.000       08/01/04       5,318,250
  5,870   Echostar Communications Corp.,
          144A -
          Private Placement (a)................  4.875       01/01/07       7,168,033
  1,030   EMC Corp.............................  3.250       03/15/02       9,947,225
  5,031   Exodus Communications, Inc., 144A -
          Private Placement (a)................  4.750       07/15/08       6,967,331
 10,070   Hewlett-Packard Co., LYON............  *           10/14/17       6,935,713
  2,110   HNC Software, Inc....................  4.750       03/01/03       5,132,575
  2,524   I2 Technologies, Inc., 144A -
          Private Placement (a)................  5.250       12/15/06       3,625,095
  5,320   Lam Research Corp....................  5.000       09/01/02       7,308,350
  1,682   Lattice Semiconductor Corp., 144A -
          Private Placement (a)................  4.750       11/01/06       2,205,523
  7,000   LSI Logic Corp., 144A - Private
          Placement (a)........................  4.250       03/15/04      15,898,750
  1,820   Micron Technology, Inc...............  7.000       07/01/04       2,350,075
  1,000   Oak Industries, Inc..................  4.875       03/01/08       2,797,850
  1,127   Sanmina Corp., 144A - Private
          Placement (a)........................  4.250       05/01/04       1,490,458
  4,200   Siebel Systems, Inc., 144A - Private
          Placement (a)........................  5.500       09/15/06       8,142,750
  5,060   Solectron Corp., LYON, 144A -
          Private Placement (a)................  *           01/27/19       3,869,787
  5,000   Solectron Corp., LYON................  *           01/27/19       3,781,250
  7,491   Veritas Software Corp................  1.856       08/13/06      20,325,405
                                                                         ------------
                                                                          215,309,375
                                                                         ------------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          UTILITIES  3.4%
$ 3,860   Nextel Communications, Inc., 144A -
          Private Placement (a)................  4.750%      07/01/07    $  8,757,375
  4,300   NTL, Inc., 144A - Private Placement
          (a)..................................  7.000       12/15/08      11,373,500
                                                                         ------------
                                                                           20,130,875
                                                                         ------------
          TOTAL DOMESTIC CONVERTIBLE CORPORATE OBLIGATIONS  51.4%....     302,216,453
                                                                         ------------
          FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS**  6.2%
  5,200   ASM Lithography Holding,
          (Netherlands) 144A -
          Private Placement (a)................  4.250       11/30/04       6,290,492
 10,740   STMicroelectronics NV, LYON,
          (Netherlands)........................  *           09/22/09      14,801,438
  1,000   Swiss Life Finance Ltd., (United
          Kingdom), (Convertible into 13,614
          shares of Royal Dutch Petroleum Co.),
          144A - Private Placement (a).........  2.000       05/20/05         995,000
  3,250   Swiss Life Finance Ltd., (United
          Kingdom),
          (Convertible into 44,246 shares of
          Royal Dutch Petroleum Co.)...........  2.000       05/20/05       3,233,750
  8,600   Telefonos de Mexico, SA (Mexico).....  4.250       06/15/04      11,212,250
                                                                         ------------
          TOTAL FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS............      36,532,930
                                                                         ------------

                     Description                           Shares     Market Value
----------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS**  20.4%
CONSUMER SERVICES  2.4%
Adelphia Communications Corp., Ser D, 5.500%.........       10,100    $  1,902,588
Cox Communications, Inc., PRIDES, 7.000%.............       64,700       4,399,600
Entercom Communications Capital Trust, TIDES,
  6.250%.............................................       42,000       3,407,250
UNITEDGLOBALCOM, Ser D, 7.000%.......................       67,100       4,101,487
                                                                      ------------
                                                                        13,810,925
                                                                      ------------
ENERGY  3.7%
Apache Corp., ACES, 6.500%...........................      203,600       7,227,800
El Paso Energy Capital Trust I, 4.750%...............       95,750       4,823,406
Kerr-McGee Corp., DECS, 5.500% (Convertible into
71,360 shares of Devon Energy common stock)..........       84,200       2,778,600
Pogo Trust I Co., Ser A, QUIPS, 6.500%...............       50,600       2,492,050
Tosco Financing Trust, 5.750%........................       94,700       4,510,088
                                                                      ------------
                                                                        21,831,944
                                                                      ------------
FINANCE  0.4%
American General Corp., 7.000%.......................       35,000       2,117,500
                                                                      ------------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                     Description                           Shares     Market Value
----------------------------------------------------------------------------------
RAW MATERIALS/PROCESSING INDUSTRIES  0.3%
Monsanto Co., ACES, 6.500%...........................       59,050    $  1,956,031
                                                                      ------------
TECHNOLOGY  7.0%
Amdocs Ltd., TRACES, 6.750%..........................       64,000       2,056,000
Echostar Communications Corp., Ser C, 6.750%.........        7,300       6,058,772
PSINet, Inc., Ser C, 6.750%..........................       49,800       2,907,075
Qualcomm Financial Trust, 5.750%.....................       28,500      28,051,125
Verio, Inc., 6.750%, 144A - Private Placement (a)....       32,600       1,841,900
                                                                      ------------
                                                                        40,914,872
                                                                      ------------
UTILITIES  6.6%
Calpine Capital Trust, TIDES, 5.750%.................       90,500       5,939,063
MCI Worldcom, Inc., 2.250%...........................       56,500       2,899,156
McLeodUSA, Inc., Ser A, 6.750%.......................       13,599       7,003,715
Nextlink Communications Inc., 6.500%, 144A -
Private Placement (a)................................       12,600       2,435,353
Omnipoint Corp., 7.000%, 144A - Private Placement
  (a)................................................       71,100      14,015,587
WinStar Communications, Inc., Ser D, 7.000%..........       84,500       6,707,188
                                                                      ------------
                                                                        39,000,062
                                                                      ------------
TOTAL CONVERTIBLE PREFERRED STOCK  20.4%..........................     119,631,334
                                                                      ------------
COMMON STOCKS**  12.2%
CONSUMER DISTRIBUTION 3.4%
Home Depot, Inc......................................      287,739      19,728,105
                                                                      ------------
CONSUMER SERVICES  0.7%
Cable Vision Systems Corp., Class A (b)..............       51,898       3,918,299
Jazztel PLC (United Kingdom) (b).....................        3,500         227,938
                                                                      ------------
                                                                         4,146,237
                                                                      ------------
FINANCE  1.7%
American Express Co..................................       22,000       3,657,500
Citigroup, Inc.......................................      111,000       6,167,437
                                                                      ------------
                                                                         9,824,937
                                                                      ------------
HEALTHCARE  1.8%
Genentech, Inc. (b)..................................       79,600      10,706,200
                                                                      ------------
TECHNOLOGY  4.2%
Lam Research Corp. (b)...............................       60,000       6,693,750
Motorola, Inc........................................       52,500       7,730,625
SCI Systems, Inc. (b)................................       67,654       5,560,313
Texas Instruments, Inc...............................       49,000       4,746,875
                                                                      ------------
                                                                        24,731,563
                                                                      ------------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                     Description                           Shares     Market Value
----------------------------------------------------------------------------------
ENTERTAINMENT  0.4%
Royal Caribbean Cruises Ltd..........................       53,000    $  2,613,562
                                                                      ------------
UTILITIES  0.0%
Winstar Communications, Inc. (b).....................            1              64
                                                                      ------------
TOTAL COMMON STOCKS  12.2%...........................                   71,750,668
                                                                      ------------
TOTAL LONG-TERM INVESTMENTS  90.2%
(Cost $323,505,746)..................................                  530,131,385
                                                                      ------------
SHORT-TERM INVESTMENTS  8.2%
U.S. GOVERNMENT AGENCY OBLIGATIONS  0.8%
Federal Home Loan Bank Discount Note ($5,000,000 par,
  yielding 5.579%, 03/10/00 maturity) (c)............                    4,947,100
REPURCHASE AGREEMENT  7.4%
State Street Bank & Trust Co. ($43,311,000 par
  collateralized by U.S. government obligations in a
pooled cash account, dated 12/31/99, to be sold on
01/03/00 at $43,321,828) (c).........................                   43,311,000
                                                                      ------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $48,258,100)...................................                   48,258,100
                                                                      ------------
TOTAL INVESTMENTS  98.4%
(Cost $371,763,846)..................................                  578,389,485
OTHER ASSETS IN EXCESS OF LIABILITIES 1.6%...........                    9,237,678
                                                                      ------------
NET ASSETS  100.0%...................................                 $587,627,163
                                                                      ============

---------------
*  Zero coupon bond

** The securities are classified by sectors which represent broad groupings of related industries.

(a) 144A securities are those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Non-income producing security as this stock currently does not declare dividends.
(c) Assets segregated as collateral for open futures transactions.
ACES--Automatically convertible equity securities
DECS--Debt exchange for common stock
LYON--Liquid yield option note
PRIDES--Preferred redeemable increased dividend equity security, traded in shares
TIDES--Term income deferrable equity securities
TRACES--Trust automatic common exchange securities

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $371,763,846).......................    $578,389,485
Cash........................................................       5,769,026
Receivables:
  Investments Sold..........................................       3,231,480
  Interest..................................................       1,690,151
  Fund Shares Sold..........................................         424,876
  Dividends.................................................         101,718
  Variation Margin on Futures...............................          63,750
Other.......................................................          66,097
                                                                ------------
      Total Assets..........................................     589,736,583
                                                                ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................         635,339
  Income Distributions......................................         424,254
  Distributor and Affiliates................................         395,620
  Investment Advisory Fee...................................         246,820
Accrued Expenses............................................         230,425
Trustees' Deferred Compensation and Retirement Plans........         176,962
                                                                ------------
      Total Liabilities.....................................       2,109,420
                                                                ------------
NET ASSETS..................................................    $587,627,163
                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $383,811,599
Net Unrealized Appreciation.................................     206,654,872
Accumulated Undistributed Net Investment Income.............         474,474
Accumulated Distributions in Excess of Net Realized Gains...      (3,313,782)
                                                                ------------
NET ASSETS..................................................    $587,627,163
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $516,089,311 and 25,364,244 shares of
      beneficial interest issued and outstanding)...........    $      20.35
    Maximum sales charge (5.75%* of offering price).........            1.24
                                                                ------------
    Maximum offering price to public........................    $      21.59
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $62,496,048 and 3,087,726 shares of
      beneficial interest issued and outstanding)...........    $      20.24
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $9,041,804 and 443,749 shares of
      beneficial interest issued and outstanding)...........    $      20.38
                                                                ============

*On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $  9,747,550
Dividends...................................................     7,678,344
                                                              ------------
    Total Income............................................    17,425,894
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     2,516,827
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $966,474, $575,098 and $64,107,
  respectively).............................................     1,605,679
Shareholder Services........................................       690,596
Custody.....................................................        60,228
Trustees' Fees and Related Expenses.........................        43,495
Legal.......................................................        18,615
Other.......................................................       318,288
                                                              ------------
    Total Expenses..........................................     5,253,728
    Less Credits Earned on Cash Balances....................        39,103
                                                              ------------
    Net Expenses............................................     5,214,625
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 12,211,269
                                                              ============
REALIZED AND UNREALIZED GAIN:
Realized Gain/Loss:
  Investments...............................................  $ 22,093,223
  Futures...................................................     2,709,863
                                                              ------------
Net Realized Gain...........................................    24,803,086
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    40,695,575
                                                              ------------
  End of the Period:
    Investments.............................................   206,625,639
    Futures.................................................        29,233
                                                              ------------
                                                               206,654,872
                                                              ------------
Net Unrealized Appreciation During the Period...............   165,959,297
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $190,762,383
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $202,973,652
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                   Year Ended          Year Ended
                                                December 31, 1999   December 31, 1998
-------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................   $ 12,211,269        $ 15,238,836
Net Realized Gain..............................     24,803,086          21,993,591
Net Unrealized Appreciation/Depreciation During
  the Period...................................    165,959,297          (6,888,564)
                                                  ------------        ------------
Change in Net Assets from Operations...........    202,973,652          30,343,863
                                                  ------------        ------------
Distributions from Net Investment Income*:.....    (14,327,136)        (15,692,022)
                                                  ------------        ------------
Distributions from Net Realized Gains:.........    (28,705,189)        (22,599,003)
Distributions in Excess of Net Realized
  Gains:.......................................     (2,077,438)                -0-
                                                  ------------        ------------
Distributions from and in Excess of Net
  Realized Gains*:.............................    (30,782,627)        (22,599,003)
                                                  ------------        ------------
Total Distributions............................    (45,109,763)        (38,291,025)
                                                  ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................    157,863,889          (7,947,162)
                                                  ------------        ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................    541,840,484         211,066,810
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................     37,594,378          31,243,567
Cost of Shares Repurchased.....................   (597,692,087)       (248,677,411)
                                                  ------------        ------------
Net Change in Net Assets from Capital
  Transactions.................................    (18,257,225)         (6,367,034)
                                                  ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS..........    139,606,664         (14,314,196)
NET ASSETS:
Beginning of the Period........................    448,020,499         462,334,695
                                                  ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $474,474 and $1,353,997, respectively).......   $587,627,163        $448,020,499
                                                  ============        ============

* Distributions by Class
-------------------------------------------------------------------------------------
Distributions from Net Investment Income:
  Class A Shares...............................   $(12,803,586)       $(13,495,042)
  Class B Shares...............................     (1,367,708)         (2,044,075)
  Class C Shares...............................       (155,842)           (152,905)
                                                  ------------        ------------
                                                  $(14,327,136)       $(15,692,022)
                                                  ============        ============
Distributions from and in Excess of Net
  Realized Gains:
  Class A Shares...............................   $(26,844,667)       $(18,851,717)
  Class B Shares...............................     (3,493,077)         (3,468,896)
  Class C Shares...............................       (444,883)           (278,390)
                                                  ------------        ------------
                                                  $(30,782,627)       $(22,599,003)
                                                  ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                              Year Ended December 31,
                                   ----------------------------------------------
          Class A Shares            1999      1998      1997      1996      1995
---------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................... $14.835   $15.059   $15.054   $ 15.05   $13.24
                                   -------   -------   -------   -------   ------
  Net Investment Income...........    .447      .520      .600      .566      .68
  Net Realized and Unrealized
    Gain..........................   6.687      .546     1.854     1.173     2.25
                                   -------   -------   -------   -------   ------
Total from Investment
  Operations......................   7.134     1.066     2.454     1.739     2.93
                                   -------   -------   -------   -------   ------
Less:
  Distributions from and in Excess
    of Net Investment Income......    .520      .537      .730      .555    .7025
  Distributions from and in Excess
    of Net Realized Gain..........   1.102      .753     1.719     1.180    .4175
                                   -------   -------   -------   -------   ------
Total Distributions...............   1.622     1.290     2.449     1.735     1.12
                                   -------   -------   -------   -------   ------
Net Asset Value, End of the
  Period.......................... $20.347   $14.835   $15.059   $15.054   $15.05
                                   =======   =======   =======   =======   ======
Total Return (a)..................  50.01%     7.52%    16.91%    12.08%   22.46%
Net Assets at End of the Period
  (In millions)................... $ 516.1   $ 375.4   $ 376.4   $ 373.1   $394.5
Ratio of Expenses to Average Net
  Assets..........................   1.00%     1.02%     1.04%     1.09%    1.00%
Ratio of Net Investment Income to
  Average Net Assets..............   2.69%     3.48%     3.58%     3.60%    4.62%
Portfolio Turnover................    103%      156%      170%      129%     130%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                             Year Ended December 31,
                                 -----------------------------------------------
        Class B Shares           1999(b)   1998(b)    1997      1996      1995
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................  $14.755   $14.981   $14.992   $ 14.99   $ 13.20
                                 -------   -------   -------   -------   -------
Net Investment Income..........     .320      .397      .470      .437       .56
Net Realized and Unrealized
  Gain.........................    6.667      .547     1.848     1.180      2.23
                                 -------   -------   -------   -------   -------
Total from Investment
  Operations...................    6.987      .944     2.318     1.617      2.79
                                 -------   -------   -------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................     .400      .417      .610      .435     .5825
  Distributions from and in
    Excess of Net Realized
    Gain.......................    1.102      .753     1.719     1.180     .4175
                                 -------   -------   -------   -------   -------
Total Distributions............    1.502     1.170     2.329     1.615      1.00
                                 -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period.......................  $20.240   $14.755   $14.981   $14.992   $ 14.99
                                 =======   =======   =======   =======   =======
Total Return (a)...............   49.02%     6.70%    15.98%    11.19%    21.46%
Net Assets at End of the Period
  (In millions)................  $  62.5   $  66.7   $  81.3   $  78.9   $  78.1
Ratio of Expenses to Average
  Net Assets...................    1.77%     1.81%     1.82%     1.88%     1.81%
Ratio of Net Investment Income
  to Average Net Assets........    1.97%     2.66%     2.80%     2.81%     3.81%
Portfolio Turnover.............     103%      156%      170%      129%      130%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Based on average shares outstanding.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                            Year Ended December 31,
                                -----------------------------------------------
        Class C Shares          1999(b)   1998(b)    1997      1996      1995
-------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period..................  $14.855   $15.080   $15.079   $ 15.07   $ 13.25
                                -------   -------   -------   -------   -------
Net Investment Income.........     .316      .405      .448      .439       .56
Net Realized and Unrealized
  Gain........................    6.707      .540     1.882     1.185      2.26
                                -------   -------   -------   -------   -------
Total from Investment
  Operations..................    7.023      .945     2.330     1.624      2.82
                                -------   -------   -------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income....................     .400      .417      .610      .435     .5825
  Distributions from and in
    Excess of Net Realized
    Gain......................    1.102      .753     1.719     1.180     .4175
                                -------   -------   -------   -------   -------
Total Distributions...........    1.502     1.170     2.329     1.615      1.00
                                -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period......................  $20.376   $14.855   $15.080   $15.079   $ 15.07
                                =======   =======   =======   =======   =======
Total Return (a)..............   48.95%     6.65%    15.96%    11.20%    21.52%
Net Assets at End of the
  Period (In millions)........  $   9.0   $   5.9   $   4.6   $   3.6   $   3.6
Ratio of Expenses to Average
  Net Assets (b)..............    1.76%     1.81%     1.82%     1.88%     1.80%
Ratio of Net Investment Income
  to Average Net Assets.......    1.91%     2.71%     2.79%     2.81%     3.80%
Portfolio Turnover............     103%      156%      170%      129%      130%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Based on average shares outstanding.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Harbor Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek income, capital appreciation, and conservation of capital by investing primarily in convertible bonds and preferred stocks. The Fund commenced investment operations on November 15, 1956. The distribution of the Fund's Class B and Class C shares commenced on December 20, 1991 and October 26, 1993, respectively.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. Unlisted convertible securities are valued at the mean of the bid and asked prices. Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost which is considered to approximate market value.
    Fund investments include lower rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and comparable unrated securities represented approximately 64% of the long-term investments at the end of the period.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to

                               December 31, 1999
--------------------------------------------------------------------------------

market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At December 31, 1999, there were no when-issued or delayed delivery purchase commitments.
    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post-October losses, which may not be recognized for tax purposes until the first day of the following fiscal year, and gains recognized for tax purposes on open futures positions at December 31, 1999.
    At December 31, 1999, for federal income tax purposes, cost of long- and short-term investments is $371,763,846; the aggregate gross unrealized appreciation is $210,815,134 and the aggregate gross unrealized depreciation is $4,189,495, resulting in net unrealized appreciation on long- and short-term investments of $206,625,639.

                               December 31, 1999
--------------------------------------------------------------------------------

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.
    Due to inherent differences in the recognition of income, expenses and realized gain/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1999 fiscal year have been identified and appropriately reclassified. For the year ended December 31, 1999, a permanent book and tax difference relating to market discount on bonds sold in the amount of $1,239,431 was reclassified from accumulated distributions in excess of net realized gains to accumulated undistributed net investment income. Additionally, a permanent book and tax difference, relating to distributions, in the amount of $3,087, was reclassified from accumulated distributions in excess of net realized gains to accumulated undistributed net investment income.

F. EXPENSE REDUCTIONS--During the year ended December 31, 1999, the Fund's custody fee was reduced by $39,103 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE NET ASSETS                      % PER ANNUM
---------------------------------------------------------------------
First $350 million....................................    .55 of 1%
Next $350 million.....................................    .50 of 1%
Next $350 million.....................................    .45 of 1%
Over $1.05 billion....................................    .40 of 1%

    For the year ended December 31, 1999, the Fund recognized expenses of approximately $18,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the year ended December 31, 1999, the Fund recognized expenses of approximately $114,900 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

                               December 31, 1999
--------------------------------------------------------------------------------

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1999, the Fund recognized expenses of approximately $529,600. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
    At December 31, 1999, capital aggregated $331,200,440, $45,606,090 and
$7,005,069 for Classes A, B, and C, respectively. For the year ended December 31, 1999, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................  31,887,984    $ 523,256,330
  Class B....................................     979,139       16,286,030
  Class C....................................     135,289        2,298,124
                                              -----------    -------------
Total Sales..................................  33,002,412    $ 541,840,484
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................   1,861,452    $  32,807,194
  Class B....................................     245,403        4,272,549
  Class C....................................      28,976          514,635
                                              -----------    -------------
Total Dividend Reinvestment..................   2,135,831    $  37,594,378
                                              ===========    =============
Repurchases:
  Class A.................................... (33,692,071)   $(553,098,912)
  Class B....................................  (2,656,393)     (42,699,223)
  Class C....................................    (117,843)      (1,893,952)
                                              -----------    -------------
Total Repurchases............................ (36,466,307)   $(597,692,087)
                                              ===========    =============

                               December 31, 1999
--------------------------------------------------------------------------------

    At December 31, 1998, capital aggregated $328,235,828, $67,746,734, and
$6,086,262 for Classes A, B, and C, respectively. For the year ended December 31, 1998, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................  12,927,991    $ 193,998,609
  Class B....................................     949,046       14,318,709
  Class C....................................     179,950        2,749,492
                                              -----------    -------------
Total Sales..................................  14,056,987    $ 211,066,810
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................   1,786,990    $  26,175,448
  Class B....................................     321,906        4,707,544
  Class C....................................      24,679          360,575
                                              -----------    -------------
Total Dividend Reinvestment..................   2,133,575    $  31,243,567
                                              ===========    =============
Repurchases:
  Class A.................................... (14,405,527)   $(214,599,359)
  Class B....................................  (2,177,447)     (32,400,387)
  Class C....................................    (112,483)      (1,677,665)
                                              -----------    -------------
Total Repurchases............................ (16,695,457)   $(248,677,411)
                                              ===========    =============

Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996, and any dividend reinvestment Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the year ended December 31, 1999, 1,281,550 Class B shares automatically converted to Class A shares and are shown in the above table as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan C shares received on such shares, automatically convert to Class A shares ten years after the end of the calendar month in which the shares are purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the year ended December 31, 1999, no Class C shares converted to Class A shares. The CDSC will be imposed on most

                               December 31, 1999
--------------------------------------------------------------------------------

redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                           CONTINGENT
                                                            DEFERRED
                                                          SALES CHARGE
                                                        -----------------
YEAR OF REDEMPTION                                      CLASS B   CLASS C
-------------------------------------------------------------------------
First..................................................   5.00%     1.00%
Second.................................................   4.00%      None
Third..................................................   3.00%      None
Fourth.................................................   2.50%      None
Fifth..................................................   1.50%      None
Sixth and Thereafter...................................    None      None

    For the year ended December 31, 1999, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $50,000 and CDSC on the redeemed shares of Classes B and C of approximately $105,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $451,351,462 and $528,069,066, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures.

                               December 31, 1999
--------------------------------------------------------------------------------

    These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts, for the year ended December 31, 1999, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at December 31, 1998............................     90
Futures Opened..............................................    135
Futures Closed..............................................   (150)
                                                                ---
Outstanding at December 31, 1999............................     75
                                                                ===

    The futures contracts outstanding at December 31, 1999, and the description and unrealized appreciation/depreciation are as follows:

                                                              UNREALIZED
                                                             APPRECIATION/
                                                CONTRACTS    DEPRECIATION
--------------------------------------------------------------------------
Long Contracts -- March 2000 S&P 500 Index
  Future
  (Current Notional Value of $371,050 per
     contract).................................    75           $29,233
                                                   ==           =======

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1999, are payments retained by Van Kampen of approximately $514,600.

                               December 31, 1999
--------------------------------------------------------------------------------

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating Fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen Harbor Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Harbor Fund (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
February 11, 2000

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth*
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income*
   Global Franchise
   Global Government Securities*
   Global Managed Assets*
   International Magnum
   Latin American
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

 * Closed to new investors
** Open to new investors for a limited time

                             VAN KAMPEN HARBOR FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY, PH.D.

PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and
Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

STEPHEN L. BOYD*
PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
2800 Post Oak Blvd.
Houston, Texas 77056

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 2000 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 1999. The Fund designated and paid $23,160,221 as a 20% rate gain distribution. Shareholders were sent a 1999 Form 1099-DIV in January 2000, representing their proportionate share of this capital gain distribution. For corporate shareholders 34.74% of the distributions qualify for the dividend received deductions.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 2000, the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.

                          RESULTS OF SHAREHOLDER VOTES

A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999, where shareholders voted on the election of trustees and the selection of independent public accountants.
    1) With regard to the election of the following trustees by the shareholders of the Fund:

                                                        # OF SHARES
                                                  -----------------------
                                                  IN FAVOR       WITHHELD
-------------------------------------------------------------------------
J. Miles Branagan...............................  15,599,828     227,064
Jerry D. Choate.................................  15,600,683     226,209
Linda Hutton Heagy..............................  15,599,168     227,724
R. Craig Kennedy................................  15,605,588     221,304
Mitchell M. Merin...............................  15,602,330     224,562
Jack E. Nelson..................................  15,605,417     221,475
Richard F. Powers, III..........................  15,601,990     224,902
Phillip B. Rooney...............................  15,602,010     224,882
Fernando Sisto..................................  15,587,351     239,541
Wayne W. Whalen.................................  15,608,096     218,796
Suzanne H. Woolsey..............................  15,604,901     221,991
Paul G. Yovovich................................  15,602,619     224,273

    2) With regard to the ratification of PricewaterhouseCoopers as independent public accountants for the Fund, 15,453,184 shares voted in favor of the proposal, 81,351 shares voted against, and 292,356 shares abstained.

                                YEAR 2000 UPDATE

As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.